MFS® ALABAMA MUNICIPAL BOND FUND	MFS® NEW YORK MUNCIPAL BOND FUND
MFS® ARKANSAS MUNICIPAL BOND FUND	MFS® NORTH CAROLINA MUNICIPAL BOND FUND
MFS® CALIFORNIA MUNCIPAL BOND FUND	MFS® PENNSYLVANIA MUNICIPAL BOND FUND
MFS® GEORGIA MUNICIPAL BOND FUND	MFS® SOUTH CAROLINA MUNICIPAL BOND FUND
MFS® MARYLAND MUNICIPAL BOND FUND	MFS® TENNESSEE MUNICIPAL BOND FUND
MFS® MASSACHUSETTS MUNICIPAL BOND FUND	MFS® VIRGINIA MUNICIPAL BOND FUND
MFS® MISSISSIPPI MUNICIPAL BOND FUND	MFS® WEST VIRGINIA MUNICIPAL BOND FUND
MFS® MUNCIPAL INCOME FUND

Effective immediately, Appendix D entitled "Portfolio Manager(s)" is hereby restated with respect to MFS Municipal Income Fund only as follows:

Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)

MFS Municipal Income Fund	Geoffrey L. Schechter	Barclays Municipal Bond Index Lipper General Municipal Funds
	Jason Kosty1	Barclays Municipal Bond Index
1	Information is as of July 29, 2015.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

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Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund's fiscal year ended March 31, 2015. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund

MFS Municipal Income Fund	Geoffrey L. Schechter	D
	Jason R. Kosty1	N
1   Mr. Kosty became a Portfolio Manager of MFS Municipal Income Fund on July 29, 2015. Information is as of August 31, 2015.

Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended March 31, 2015:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Municipal Income Fund	Geoffrey L. Schechter	Registered Investment Companies2	12	$14.1 billion
		Other Pooled Investment Vehicles	2	$516.5 million
		Other Accounts	0	Not Applicable
	Jason R. Kosty1 (Became a Portfolio Manager of the Fund on July 29, 2015)	Registered Investment Companies2	2	$3.8 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable
1   Account information is as of August 31, 2015.
2     Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest
The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

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